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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2002

Motorola, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-7221
(Commission File Number)

36-1115800
(I.R.S. Employer Identification No.)

1303 East Algonquin Road, Schaumburg, Illinois 60196
(Address of principal executive offices)

Registrant's telephone number, including area code: (847) 576-5000

Not applicable
(Former name or former address, if changed since last report.)

Explanatory Note:

  •
  Form 8-K/A reflects reallocation of certain 2001 expenses between Costs of sales and Selling, general and administrative expenses in Motorola's new 2002 P&L presentation format.

  •
  Reallocation has no impact on historical sales or earnings.

        Executive Summary:    As previously reported in a Form 8-K filed on April 9, 2002 (the "Original 8-K"), beginning in the first quarter of 2002, Motorola adopted a new presentation format for its profit and loss statements going forward and thereby expanded its expense categories. In an effort to provide investors with a clear ability to make historical comparisons, the Original 8-K presented Motorola's 2000 and 2001 expenses in the new presentation format adopted in 2002. In the Original 8-K, Motorola's 2000 and 2001 annual and quarterly sales, earnings and total expenses were accurately reflected in the new presentation format. However, while expense categories for 2000 and the first half of 2002 have been accurately reflected in the new 2002 expense category format, the process of reformatting the historical expense data for 2001 in the new format resulted in a misallocation of certain depreciation expenses and software costs between Costs of sales and Selling, general and administrative expenses in the Original 8-K. Total expenses in 2001 were and are unaffected. This 8-K/A is being filed to assist investors in making accurate historical comparisons of Motorola's 2000, 2001 and 2002 expense categories.

        Detailed Explanation:    As previously reported in the Original 8-K, beginning in the first quarter of 2002, Motorola added new statement lines in its consolidated statement of operations to align more closely with the financial statement presentation of other technology companies. As a result, the presentation format of historical financial information for 2000 and 2001 was changed so that the format was comparable to the presentation format adopted in 2002. This change in presentation format did not change the company's results of operations as historically reported.

        As described in the Original 8-K, one of the changes made to the presentation of Motorola's financial results involved reporting depreciation expense within the Costs of sales and Selling, general and administrative expenses statement lines. Prior to 2002, Motorola's historical presentation of financial results (the "Historical Presentation") contained Depreciation expense as a separate statement line.

        The Company has recently discovered that, in connection with the change in presentation format reflected in the Original 8-K, certain 2001 depreciation expenses and software costs were misallocated to Costs of Sales rather than Selling, general and administrative expenses. This Form 8-K/A is being filed to reflect the appropriate allocation of these costs and to provide reclassified consolidated statements of operations for 2001 that conform to the presentation format adopted in 2002. This reclassification only impacts the 2001 financial statements that were included in the Original 8-K and does not impact 2001 financial statements that reflected the Historical Presentation. Consistent with the Original 8-K, the reclassifications reflected in this Form 8-K/A do not change the company's results of operations as historically reported.

        Exhibit 99.1, which is attached hereto, contains revised versions of the financial statements from the Original 8-K that reflected this misallocation. Financial statements in the Original 8-K that are not affected have not been reattached. The only statement lines that are affected are Costs of sales and Selling, general and administrative expenses in the statements of operations for each of the quarters in and the full year of 2001. For ease of review, the amounts affected have been highlighted.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (a)
  Financial Statements: None.

  (b)
  Pro Forma Financial Information: None.

  (c)
  Exhibits:

Exhibit No.	Document
99.1	Reclassified Consolidated Statements of Operations for (i) the quarters ended March 31, June 30, September 29 and December 31, 2001, and (ii) the year ended December 31, 2001

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOTOROLA, INC.
Dated: October 15, 2002	By:	/s/ ANTHONY KNAPP Anthony Knapp Senior Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Document
99.1	Reclassified Consolidated Statements of Operations for (i) the quarters ended March 31, June 30, September 29 and December 31, 2001, and (ii) the year ended December 31, 2001

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX